--------------------------------------------------------------------------------






                                4,000,000 Shares

                          Praegitzer Industries Trust I
                           (a Delaware Business Trust)


                   ___% Cumulative Trust Preferred Securities
            (Liquidation Amount of $10 per Trust Preferred Security)


                             UNDERWRITING AGREEMENT


                                ________ __, 1998



                             EVEREN Securities, Inc.

                                  Advest, Inc.

                                        &

                                 Black & Company






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
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

     1.   The Shares.  ........................................................1

     2.   Registration Statement and Prospectus................................2

     3.   Agreements to Sell and Purchase......................................2

     4.   Agreements of the Offerors as to Delivery and Payment................3

     5.   Further Agreements of the Offerors...................................4

     6.   Representations and Warranties.......................................8

     7.   Indemnification.....................................................19

     8.   Conditions of the Obligations of the Underwriters...................22

     9.   Effective Date of Agreement, Termination and Defaults...............26

     10.  Effectiveness of Registration Statement.............................27

     11.  Miscellaneous.......................................................27

                                4,000,000 Shares

                          Praegitzer Industries Trust I
                           (a Delaware Business Trust)

                   ____% Cumulative Trust Preferred Securities
            (Liquidation Amount of $10 per Trust Preferred Security)


                             UNDERWRITING AGREEMENT


                               ---------- --, 1998




EVEREN Securities, Inc.
Advest, Inc.
Black & Company
As Representatives of the Several Underwriters
c/o  EVEREN Securities, Inc.
     77 West Wacker Drive
     Chicago, Illinois 60601-1994

Ladies and Gentlemen:

     Praegitzer Industries, Inc., an Oregon corporation (the "Company"), and its financing subsidiary, Praegitzer Industries Trust I, a Delaware business trust (the "Trust," and together with the Company, the "Offerors"), confirm their agreements with the several underwriters listed in Schedule I hereto (the "Underwriters"), for whom EVEREN Securities, Inc. and Advest, Inc. (collectively, the "Representatives") have been duly authorized to act as representatives, as follows:

     1. The Shares. Subject to the terms and conditions set forth in this agreement (the "Agreement"), the Trust proposes to issue and sell to the Underwriters 4,000,000 shares of __% Cumulative Trust Preferred Securities having a Liquidation Amount of $10 per share (the "Trust Preferred Securities"), to be issued under the Trust Agreement (as defined below), the terms of which are more fully described in the Prospectus (as defined below). Such 4,000,000 shares of Trust Preferred Securities proposed to be sold by the Trust are hereinafter referred to as the "Firm Shares." The Trust also proposes to grant to the Underwriters an option to purchase up to 600,000 additional shares of Trust Preferred Securities (the "Additional Shares") solely for the purpose of covering over-allotments, if any, if requested by the Underwriters as provided in Section 3 hereof. The Firm Shares and the Additional Shares are herein collectively called the "Shares."

     The Offerors hereby confirm their agreements with the Underwriters as follows:

     2. Registration Statement and Prospectus. The Offerors have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1 (File No. 333------) including a prospectus, relating to the Shares, the --% Junior Subordinated Deferrable Interest Debentures due 2028 of the Company (the "Debentures"), and the Guarantee pursuant to the Guarantee Agreement (as defined below) for the benefit of the Trust Preferred Securities (the "Guarantee"). To the extent the registration statement has been amended, each such amendment has been prepared and filed with the Commission. Such registration statement, as amended, at the time when it became effective, and any registration statement filed with the Commission pursuant to Rule 462(b) under the Act, at the time when it becomes effective, including all financial schedules and exhibits thereto and all of the information (if any) deemed to be part of the registration statements at the time of effectiveness pursuant to Rule 430A under the Act ("Rule 430A"), is hereinafter referred to as the "Registration Statement;" the prospectus in the form first provided to the Underwriters by the Offerors for use in connection with the offering and sale of the Shares (whether or not required to be filed pursuant to Rule 424(b) under the Act ("Rule 424(b)")), and including all documents incorporated or deemed incorporated by reference therein, is hereinafter referred to as the "Prospectus," except that if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Shares that differs from the Prospectus (whether or not any such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b)), the term "Prospectus" shall refer to the revised prospectus from and after the time it is first provided to the Underwriters for such use. Each preliminary prospectus included in the Registration Statement prior to the time it became effective is herein referred to as a "Preliminary Prospectus."

     3. Agreements to Sell and Purchase.

     (a) On the basis of the representations and warranties contained in this Agreement, and subject to the terms and conditions hereof: (i) the Offerors, jointly and severally, agree that the Trust will issue and sell to the Underwriters, at a price of $10 per Share (the "Purchase Price"), 4,000,000 newly issued Firm Shares; and (ii) each Underwriter agrees, severally and not jointly, to purchase from the Trust, at the Purchase Price, the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

     (b) On the basis of the representations and warranties contained in this Agreement, and subject to the terms and conditions hereof: (i) the Offerors, jointly and severally, agree that the Trust will issue and sell to the Underwriters, at the Purchase Price, up to 600,000 newly issued Additional Shares; and (ii) the Underwriters shall have the right, from time to time (subject to the last sentence of Section 4(b)) to purchase from the Trust, severally and not jointly, up to the aggregate number of Additional Shares at the Purchase Price. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I bears to the total number of Firm Shares.

     (c) The Offerors are advised by the Representatives that the Underwriters propose to make a public offering of their prospective portions of the Shares as soon after the Registration Statement and this Agreement become effective as in the Representatives' judgment is advisable. In view of the fact that the proceeds of the sale of the Shares (together with the entire proceeds from the sale by the Trust to the Company of the Common Securities (as defined below)) will be used to purchase the Debentures, the Company hereby agrees to pay by wire transfer of same day funds on the Closing Date and on each Option Closing
Date: (i) directly to the Underwriters, as compensation to the Underwriters for their commitments hereunder, a commission of $0.40 per Share purchased by the Underwriters and delivered by the Trust pursuant to this Agreement on such date (the "Underwriting Commission"); (ii) directly to EVEREN Securities, Inc., as compensation for its advisory services in connection with the structuring the transactions contemplated hereby, a structuring fee of $0.10 per Share purchased by the Underwriters and delivered by the Trust pursuant to this Agreement on such date (the "Structuring Fee"); and (iii) directly to EVEREN Securities, Inc., as compensation for its various unreimbursed costs and expenses in connection with the transactions contemplated hereby, a non-accountable expense allowance of $0.05 per Share purchased by the Underwriters and delivered by the Trust pursuant to this Agreement on such date (the "Expense Allowance").

     (d) Each of the Offerors covenants and agrees that it will not (other than in connection with the transactions expressly contemplated by this Agreement), directly or indirectly, for a period of 180 days after the date this Agreement becomes effective, without the prior written consent of EVEREN Securities, Inc. on behalf of the Underwriters, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise issue any shares of Trust Preferred Securities or Debentures, or any securities convertible into or exercisable or exchangeable for Trust Preferred Securities or Debentures, or any equity securities substantially similar to the Trust Preferred Securities or any debt securities substantially similar to the Debentures, or any securities convertible into or exercisable or exchangeable for Trust Preferred Securities, Debentures or such similar securities, or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any of the foregoing securities, or (3) file any registration statement relating to any of the foregoing securities on behalf of itself or any other person.

     4. Agreements of the Offerors as to Delivery and Payment. The Offerors, jointly and severally, agree with each Underwriter that:

          (a) Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third full business day (such time and date being referred to as the "Closing Date") following the date of the initial public offering of the Firm Shares pursuant to this Agreement as advised to the Representatives by the Offerors, at such place as the Representatives shall designate.

          (b) Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as the Representatives shall designate, at 10:00 A.M., New York City time, on such date or dates (individually, an "Option Closing Date" and collectively, the "Option Closing Dates"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date, as shall be specified in a written notice from the Representatives to the Offerors of the Underwriters' determination to purchase a number, specified in said notice, of Additional Shares. Any such notice may be given at any time prior to the thirty-first (31st) day after the date of this Agreement.

          (c) Unless otherwise agreed, the Shares to be purchased by each Underwriter in book-entry form and in authorized denominations and registered in the name of the nominee of The Depository Trust Company ("DTC") shall be delivered by or on behalf of the Offerors through the facilities of DTC for the account of such Underwriter, against payment of the Purchase Price therefor by wire transfer of same day funds to the Trust, or upon its order, to an account designated by the Trust, with any transfer taxes payable upon initial issuance or the transfer thereof duly paid by the Offerors for the respective accounts of the Underwriters.

          (d) Any or all of the Underwriters and/or EVEREN Securities, Inc., as the case may be, may elected to receive the Underwriting Commission, Structuring Fee and Expense Allowance payable to it by the Company by setoff against the Purchase Price payable by it to the Trust, notice of which setoff shall be given to the Offerors by EVEREN Securities, Inc.

     5. Further Agreements of the Offerors. Each of the Offerors, jointly and severally, also agrees with each Underwriter that:

          (a) each Offeror will, if the Registration Statement has not heretofore become effective under the Act, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A under the Act, a post-effective amendment to the Registration Statement, as soon as practicable after the execution and delivery of this Agreement, and will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time; and each of the Offerors will comply fully and in a timely manner with the applicable provisions of Rule 424(b), Rule 430A and the other rules under the Act;

          (b) each Offeror will advise the Underwriters promptly and, if requested by the Representatives, shall confirm such advice in writing (and provide copies of any relevant correspondence and other documents) to the Representatives (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments or correspondence from the Commission that relate to the Registration Statement or requests by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or, to the best knowledge of the Offerors, of the threat or initiation of any proceedings for such purpose by the Commission or any state securities commission or other regulatory authority, and (iv) of the happening of any event or information becoming known during the period referred to in paragraph
(e) below that makes any statement of a material fact made in the Registration Statement untrue or that requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or that requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, not misleading; if at any time the Commission shall issue or institute proceedings (or threaten to institute any such proceedings) to issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue or institute proceedings (or threaten to institute proceedings) to issue an order suspending the qualification or exemption of the Shares under any state securities or Blue Sky laws, each of the Offerors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (c) each Offeror will furnish to each of the Representatives without charge one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits filed therewith, and will furnish to the Representatives such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as the Representatives may reasonably request;

          (d) each Offeror will not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or make any amendment or supplement to the Prospectus of which the Representatives shall not previously have been advised and provided a copy a reasonable period of time prior to the filing thereof and to which the Representatives or their counsel shall reasonably object; and each Offeror will prepare and file with the Commission, promptly upon the Representatives' reasonable request, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Representatives in their or their counsel's reasonable opinion, and will use its best efforts to cause the same to become effective as promptly as possible;

          (e) promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as a prospectus is required by the Act to be delivered in connection with the sales by an underwriter or a dealer (in the reasonable written opinion of the Representatives' counsel, it being understood that no opinion of the Representatives' counsel shall be necessary for distribution of the Prospectus prior to or on the Closing Date), each Offeror will furnish to each Representative, Underwriter and dealer without charge as many copies of the Prospectus (and any amendment or supplement of the Prospectus) as the Representatives or such Underwriters or dealers may reasonably request for the purposes contemplated by the Act; each of the Offerors consent to the use of the Prospectus and any amendment or supplement thereto by any Underwriter or any dealer, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection therewith;

          (f) if during the period specified in paragraph (e) any event shall occur or information become known as a result of which in the reasonable opinion of the Representatives' counsel it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing as of the date the Prospectus is delivered to a purchaser, not misleading, or it is necessary to amend or supplement the Prospectus to comply with any law, each Offeror will forthwith prepare and, subject to paragraph 5(d) above, file with the Commission at the sole expense of the Offerors an appropriate amendment or supplement to the Prospectus so that the statements of any material facts in the Prospectus, as so amended and supplemented, will not in light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law and each Offeror will furnish to the Representatives and to such Underwriters and dealers as the Representatives shall specify, at the sole expense of the Offerors, such number of copies thereof as the Representatives or such Underwriters or dealers may reasonably request;

          (g) without limiting the generality of the foregoing clause (f), the Offerors acknowledge and agree that if, prior to the exercise in full or termination or expiration of the option to purchase the Additional Shares, either Offeror incurs any liability or obligation, direct or contingent, or enters into any material transaction, or otherwise takes any action or experiences any change in situation or circumstances which may render the Prospectus (as it then exits) misleading, the Offerors shall (i) promptly notify EVEREN Securities, Inc. in writing of such event, such notice to explain the nature and scope of such event in reasonable detail insofar as possible, and
(ii) forthwith prepare and, subject to paragraph 5(d) above, file with the Commission at the sole expense of the Offerors an appropriate amendment to the Registration Statement or supplement to the Prospectus, and (iii) at the sole expense of the Offerors, reproduce and distribute such amendment or supplement to such persons or institutions as EVEREN Securities, Inc. shall request;

          (h) prior to any public offering of the Shares, each Offeror will cooperate with the Representatives and counsel for the Representatives in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as the Representatives may request (provided, that the Offerors shall not be obligated to qualify as a foreign corporation or business trust in any jurisdiction in which it is not otherwise required to be so qualified or to take any action which would subject it to general consent to service of process in any jurisdiction in which it is not now otherwise required to be so subject); the Offerors will continue such qualification in effect so long as required by law for the distribution of the Shares and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification (provided, that the Offerors shall not be obligated to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now otherwise required to be so subject);

          (i) each Offeror will not acquire any Trust Preferred Securities or any capital stock of the Company prior to the exercise in full or termination or expiration of the option to purchase the Additional Shares, nor will the Company declare or pay any dividend or make any other distribution upon its common stock (the "Common Stock") payable to stockholders of record on a date prior to the exercise in full or termination or expiration of the option to purchase the Additional Shares;

          (j) the Offerors will mail and make generally available to holders of beneficial interests in the Trust and furnish to the Representatives as soon as reasonably practicable a consolidated earnings statement covering a period of at least 12 months beginning after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement (but in no event commencing later than 90 days after such date) that will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder, if applicable to holders of beneficial interests in the Trust;

          (k) During the period of five (5) years after the date of this Agreement, each Offeror will furnish to each of the Representatives a copy
(i) as soon as practicable after the filing thereof, of each report filed by it with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. ("NASD"); (ii) as soon as practicable after the release thereof, of each press release relating to either or both of the Offerors;
(iii) as soon as available, of each report of the Company mailed to the Company's stockholders and each report of the Trust mailed to holders of beneficial interests in the Trust; and (iv) as soon as available, such other publicly available information concerning the Offerors as the Representatives may reasonably request;

          (l) whether or not the transactions contemplated hereby are consummated or this Agreement becomes effective as to all of its provisions or is terminated, to pay (in addition to any Expense Allowance payable by the Company pursuant to this Agreement) all costs, fees, expenses and taxes incident to the performance by the Offerors of their obligations hereunder, including
(i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each Preliminary Prospectus, the Prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e) above of this
Section 5, (ii) the word processing, reproduction and distribution of the Blue Sky Survey and any related memoranda, correspondence and other documents prepared and delivered by the Underwriters or their counsel (including in each case the fees and disbursements of counsel for the Underwriters relating to such preparation and delivery), (iii) the filing of notices of the offer and sale of the Shares by the several Underwriters and by dealers under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such filings),
(iv) the filings and clearance with the NASD in connection with the offering and sale of the Shares (including the fees and disbursements of counsel for the Underwriters relating to such filings and clearance), (v) the approval for quotation of the Shares on the American Stock Exchange, Inc., (vi) furnishing such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and all amendments and supplements thereto as may be requested by the Representatives for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom the Shares may be sold, (vii) obtaining the opinions to be provided pursuant to Section 8(f)-(h) of this Agreement,
(viii) the fees and expenses of the Property Trustee, the Delaware Trustee, the Guarantee Trustee and the Indenture Trustee (each as defined below), including the fees and disbursements of counsel for such trustees, (ix) the cost of qualifying the Shares with DTC, and (x) the performance by the Offerors of all of their other obligations under this Agreement; if the sale of the Shares provided for herein is not consummated because the Underwriters exercise their right to terminate this Agreement pursuant to Section 9 hereof and any of the following have occurred during the term of this Agreement: (a) there has been any material adverse change in the condition (financial or otherwise), earnings, affairs, business or prospects of the Company; or (b) the Offerors shall refuse or be unable to comply with any provision hereof (except as the result of a breach of this Agreement by the Underwriters), the Offerors will promptly reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including the fees and disbursements of counsel for the Underwriters) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Shares;

          (m) each of the Offerors intends to use the net proceeds received by it from the sale of the Shares being sold by the Trust in the manner specified in the Prospectus;

          (n) if, at the time of effectiveness of the Registration Statement, any information shall have been omitted therefrom in reliance upon Rule 430A, then immediately following the execution and delivery of this Agreement, each of the Offerors will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b), copies of an amended prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended prospectus), containing all information so omitted;

          (o) each of the Offerors will cause the Shares to be approved for quotation, subject to notice of issuance or sale, on the American Stock Exchange, Inc.; each of the Offerors will comply with all registration, filing and reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and American Stock Exchange, Inc. in connection with the sale of the Shares; and

          (p) each of the Offerors will use its best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent required to be satisfied under this Agreement prior to the delivery of the Shares.

     6. Representations and Warranties.

          (a) The Offerors, jointly and severally, represent and warrant to each Underwriter as of the date hereof, the Closing Date and each Option Closing Date that:

               (i) The Commission has not issued any order preventing or suspending the use of any Prospectus relating to the proposed offering of the Shares nor, to the best of the Offerors' knowledge, instituted or threatened any proceedings for that purpose. The Registration Statement, on the date it became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission (or if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the Shares) and at the Closing Date and each Option Closing Date conformed or will conform with the requirements of the Act and the rules and regulations promulgated thereunder (the "Rules and Regulations") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations promulgated thereunder (the "Trust Indenture Regulations"). The Registration Statement, on the date it became effective, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission (or if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the Shares) and at the Closing Date and each Option Closing Date did not and will not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in or omissions from the Registration Statement and the Prospectus made or omitted in reliance upon, and in conformity with information relating to the Underwriters furnished in writing to the Offerors by or on behalf of the Underwriters expressly for use therein. The Offerors hereby acknowledge for all purposes under this Agreement that the information furnished to the Offerors by or on behalf of the Underwriters for use in the preparation of the Registration Statement or the Prospectus or any amendment or supplement thereto (the "Underwriters' Information") consists only of (A) the last paragraph of text set forth on the outside front cover page of the Prospectus, (B) the stabilization and passive market-making legends set forth on the [inside of the front cover page] of the Prospectus, and (C) the statements set forth under the caption "Underwriting" in the Prospectus.

               (ii) The only subsidiaries of the Company (other than the Trust) are as set forth on Exhibit A to this Agreement (singularly, a "Subsidiary" and collectively, the "Subsidiaries"). The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of Oregon, with full corporate power and authority to own or lease its properties and assets and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business or the ownership or leasing of property requires such qualification, except where the failure to be so qualified would not (i) have a material adverse effect on the condition (financial or otherwise), business, assets, prospects, net worth or results of operations of the Company and its Subsidiaries, taken as a whole, or
(ii) give rise (whether with notice or a lapse of time, or both, or otherwise) to a default or event of default with respect to the Debentures (a "Material Adverse Effect," and, when used with respect to the Trust, "Material Adverse Effect" means any material adverse effect on the condition (financial or otherwise), business, assets, prospects, net worth or results of operations of the Trust, including without limitation any facts, events or circumstances which would give rise (whether with notice or lapse of time, or both, or otherwise) to a default or event of default with respect to the Debentures). Each Subsidiary has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction set forth opposite its name on Exhibit A, with full corporate power and authority to own or lease its properties and assets and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business or the ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

               (iii) The trust has been duly created and is a validly existing business trust in good standing under the laws of Delaware, with full power and authority to own or lease its properties and assets and to conduct its business as described in the Registration Statement and the Prospectus, including, without limitation, to enter into this Agreement and the other agreements or instruments contemplated hereby, to issue and sell the Shares, to issue and sell the Common Securities and to otherwise consummate the transactions contemplated hereby, and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business or the ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. The Trust is a consolidated subsidiary of the Company pursuant to generally accepted accounting principles, and has no subsidiaries of its own. The Trust is not a party to or bound by any agreement or instrument other than the Trust Agreement, this Agreement and the agreements and instruments contemplated by the Trust Agreement and this Agreement and described in the Registration Statement and the Prospectus. The Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Trust Agreement and this Agreement and described in the Registration Statement and the Prospectus. The Trust is, to the knowledge of the Offerors, classified as a grantor trust and not as a partnership or association taxable as a corporation for United States federal income tax purposes.

               (iv) The capitalization of the Company is, and upon consummation of the transactions contemplated hereby and by the Prospectus will be, as set forth in the Registration Statement and the Prospectus under the caption "Capitalization." All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, are fully paid and non-assessable and conform to the description thereof in the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1998 (the "1998 Form 10-K") and were not issued in violation of any preemptive rights or other rights to subscribe for or purchase securities. Except as set forth in the 1998 Form 10-K with respect to the Company's stock option plans and options, warrants or other rights to acquire shares of Common Stock granted outside of the Company's stock option plans, no options, warrants or other rights to purchase from the Company, agreements or other obligations of the Company to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

               (v) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as described therein, (A) neither the Trust, the Company nor any Subsidiary has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, (B) neither the Trust, the Company nor any Subsidiary has purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock or otherwise, and (C) there has not been any material adverse change in the condition (financial or otherwise), business, affairs, prospects or results of operations of the Company and its Subsidiaries, taken as a whole, or of the Trust, or any material change in the Trust's, the Company's or any Subsidiary's capital stock, short-term debt or long-term debt.

               (vi) The Shares to be sold by the Trust pursuant to this Agreement have been duly and validly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement. The shares of --% Cumulative Trust Common Securities having a Liquidation Amount of $10 per share (the "Common Securities") will be sold by the Trust to the Company and, when so sold, will have been duly and validly authorized and, when issued, delivered and paid for, will be validly issued, fully paid and nonassessable undivided beneficial assets of the Trust and will be entitled to the benefits of the Trust Agreement. The Shares and the Common Securities conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (vii) Subject to the terms of the Trust Agreement, holders of the Shares will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

               (viii) This Agreement has been duly authorized, executed and delivered by the Trust and the Company and is a legal, valid and binding agreement of the Trust and the Company enforceable in accordance with its terms, except (i) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles, and (ii) as rights to indemnity or contribution hereunder may be limited by Federal or state securities laws or the public policy underlying such laws.

               (ix) Each of the Administrative Trustees (as defined below) of the Trust is an employee of the Company and has been authorized by the Company to execute and deliver the Amended and Restated Trust Agreement (the "Trust Agreement") by and among the Company, as Depositor, Wilmington Trust Company ("WTC") as Delaware Trustee (the "Delaware Trustee"), WTC as Property Trustee (the "Property Trustee") and [Matthew J. Bergeron], [William J. Thale] and [Scott D. Gilbert] as Administrative Trustees (the "Administrative Trustees"). The Trust Agreement has been duly authorized by the Company, will be duly executed and delivered by the Company, as Depositor, and the Administrative Trustees on the Closing Date, and will be legal, valid and binding agreements of the Company and the Administrative Trustees enforceable in accordance with its terms, except (i) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles and (ii) as rights to indemnity or contribution hereunder may be limited by Federal or state securities laws or the public policy underlying such laws. The Trust Agreement conforms in all material respects with the description thereof and all statements relating thereto in the Registration Statement and the Prospectus and has been qualified under the Trust Indenture Act.

               (x) The Indenture ("Indenture") by and between the Company and WTC, as Indenture Trustee (the "Indenture Trustee"), has been duly authorized by the Company, will be duly executed and delivered by the Company on the Closing Date, and will be a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except (i) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles, and (ii) as rights to indemnity or contribution hereunder may be limited by Federal or state securities laws or the public policy underlying such laws. The

Indenture conforms in all material respects with the description thereof and all statements relating thereto in the Registration Statement and the Prospectus and has been qualified under the Trust Indenture Act.

               (xi) The Debentures have been duly authorized by the Company, will be duly executed and delivered by the Company on the Closing Date and on each Option Closing Date, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Registration Statement and the Prospectus, will be legal, valid and binding obligations of the Company enforceable in accordance with its terms, except
(i) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles, and (ii) as rights to indemnity or contribution hereunder may be limited by Federal or state securities laws or the public policy underlying such laws, and will be entitled to the benefits of the Indenture. The Debentures conform in all material respects with the description thereof and all statements relating thereto in the Registration Statement and the Prospectus.

               (xii) The Guarantee Agreement (the "Guarantee Agreement") by and between the Company and WTC, as Guarantee Trustee (the "Guarantee Trustee"), has been duly authorized by the Company, will be duly executed and delivered by the Company on the Closing Date, and will be a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except (i) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles, and (ii) as rights to indemnity or contribution hereunder may be limited by Federal or state securities laws or the public policy underlying such laws. The Guarantee pursuant to the Guarantee Agreement and related documents conforms in all material respects with the description thereof and all statements relating thereto in the Registration Statement and the Prospectus and the Trust, pursuant to the Guarantee, has been qualified under the Trust Indenture Act.

               (xiii) The Expense Agreement (the "Expense Agreement") by and between the Trust and the Company has been duly authorized by the Trust and the Company, will be duly executed and delivered by the Trust and the Company on the Closing Date, and will be a legal, valid and binding agreements of the Trust and the Company enforceable in accordance with its terms, except (i) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles, and (ii) as rights to indemnity or contribution hereunder may be limited by Federal or state securities laws or the public policy underlying such laws. The Expense Agreement conforms in all material respects with the description thereof and all statements relating thereto in the Registration Statement and the Prospectus.

               (xiv) None of the Trust, the Company or any Subsidiary is in violation of its Certificate of Trust and Trust Agreement, or its Certificate or Articles of Incorporation or by-laws, as the case may be. None of the Trust, the Company or any Subsidiary is in violation of or in breach of or in default in (nor has any event occurred that with notice or lapse of time, or both, would be a breach of or a default in) the performance of any obligation, agreement or condition contained in any agreement, lease, contract, permit, license, franchise agreement, mortgage, loan agreement, debenture, note, deed of trust, bond, indenture or other evidence of indebtedness or any other instrument or obligation (collectively, "Obligations and Instruments") to which it is a party or by which it or any of its properties or assets are bound or affected, except for such violation, breach, default as, either individually or in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing sentence, there is no default or event of default (nor has any event occurred that with notice or lapse of time, or both, would result in a default or event of default) under or in connection with any of the Key Agreement, the Heller Agreements, the Finova Agreement or any other Senior and/or Subordinated Debt (all as defined in the Prospectus). None of the Trust, the Company or any Subsidiary is in violation of any statute, judgment, decree, order, Rule or regulation (collectively, "Laws") applicable to it or any of its properties or assets that, alone or together with other violations of Laws, would result in a Material Adverse Effect.

               (xv) The execution, delivery and performance of this Agreement and delivery of the Shares by the Trust and compliance by the Trust and the Company with all the provisions hereof and the consummation of the transactions contemplated hereby and as described in the Registration Statement and the Prospectus will not, alone or upon notice or the passage of time or both
(A) require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body or third party (except such as may be required under the Act and the securities or Blue Sky laws of the various states or by the NASD), (B) result in the creation or imposition of any material lien, charge or encumbrance upon any of the properties or assets of the Trust, the Company or any Subsidiary pursuant to the terms and provisions of any Obligation or Instrument, (C) conflict with or constitute a breach or default under any Obligation or Instrument to which the Trust, the Company or any Subsidiary is a party or by which it or any of its properties or assets are bound (including without imitation the Key Agreement, the Finova Agreement, the Heller Agreements or any other Senior and/or Subordinated Debt Obligations and Instruments), or (D) assuming compliance with the Act and all applicable state securities or Blue Sky laws violate or conflict with any Laws applicable to the Trust, the Company or any Subsidiary or any of its properties or assets, except, with respect to clauses (B), (C) and (D) hereof, for such liens, charges, encumbrances, conflicts, breaches, defaults or violations as would not, either individually or in the aggregate, have a Material Adverse Effect.

               (xvi) Except as set forth in the Registration Statement and the Prospectus, there is no action, suit, proceeding, inquiry or investigation, governmental or otherwise before any court, arbitrator or governmental agency or body (collectively, "Proceedings") pending to which the Trust, the Company or any Subsidiary is a party or to which any of their properties or assets are subject, that, individually or in the aggregate, if determined adversely to the Trust, the Company or such Subsidiary, could reasonably be expected to result in a Material Adverse Effect, or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of any of the Shares to be sold hereunder or the consummation of the transactions described in the Registration Statement and the Prospectus and, to the best knowledge of the Offerors, no such Proceedings are threatened or contemplated. There is no contract, document, agreement or transaction to which the Trust, the Company or any Subsidiary is a party, or that involved or involves the Trust, the Company or any Subsidiary or any of its properties or assets that is required to be described in or filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations that has not been so described or filed. To the best knowledge of the Offerors, no action has been taken by any governmental agency that suspends the effectiveness of the Registration Statement, prevents or suspends the use of any Preliminary Prospectus or the Prospectus or suspends the sale of the Shares in any jurisdiction referred to in Section 5(h) hereof. No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Trust, the Company or any Subsidiary that might prevent the issuance of the Shares, suspend the effectiveness of the Registration Statement, prevent or suspend the use of any Preliminary Prospectus or the Prospectus or suspend the sale of the Shares in any jurisdiction referred to in Section 5(h) hereof. Every request of the Commission, or any securities authority or agency of any jurisdiction, for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with in all material respects.

               (xvii) Neither the Company nor any Subsidiary has violated any Federal or state law, statute, ordinance, rule, regulation or common law, as the same may be interpreted or administered by any Federal, state, regional, county or local agencies, relating to (A) the protection, investigation, remediation, or restoration of the environment or natural resources, (B) the handling, use, storage, treatment, disposal, release or threatened release of any Hazardous Material (as defined below), or (C) pollution or contamination ("Environmental Laws"), except for such violations as would not, either individually or in the aggregate, have a Material Adverse Effect, nor, to the knowledge of the Offerors, are there any circumstances, either past, present or that are reasonably foreseeable, that may lead to such violation in the future that, in each case or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No property owned or leased by the Company or any Subsidiary is included or, to the best of the knowledge of the Company, proposed for inclusion on the National Priorities List promulgated under the Comprehensive Environmental Response Compensation and Liability Act of 1980, U.S.C. section 9601 et seq. Except for any asbestos containing materials or lead-based paint that may be, or may have been contained, on property, to the knowledge of the Offerors no property currently, or in the past, owned or leased by the Company or any Subsidiary contains, or contained, as the case may by, any Hazardous Material that requires or required, as the case may be, investigation or remediation under any Environmental Law, except for such investigation or remediation as would not, either individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has caused or allowed the release of any Hazardous Material on, in, under or from any property currently or in the past owned or leased by the Company or any Subsidiary, except for such releases as would not, either individually or in the aggregate, have a Material Adverse Effect, nor may the Company or any Subsidiary be deemed an "owner or operator" of a "facility" or "vessel" that owns, possesses, transports, generates, discharges or disposes of a "hazardous substance" as those terms are defined in Section 9601 of the Comprehensive Response Compensation and Liability Act of 1980, U.S.C. Section 9601 et seq. Neither the Company nor any Subsidiary has received any notice of a claim under or pursuant to any Environmental Law relating to any Hazardous Material on or originating from any property currently or in the past owned or leased by the Company or any Subsidiary, except for such claims as would not, either individually or in the aggregate, have a Material Adverse Effect. "Hazardous Material" means any substance, material, or waste that is (A) listed, classified or regulated as a hazardous substance or waste in any concentration pursuant to any Environmental Law, or

(B) any other substance, material, or waste which may be the subject of regulatory action by any governmental entity pursuant to any Environmental Law.

               (xviii) The Trust, the Company and each Subsidiary has such permits, licenses, registrations, franchises and authorizations of governmental or regulatory authorities or third parties ("Permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its properties and assets and to conduct its businesses or operations, except where the failure to have any such Permit would not have a Material Adverse Effect. The Trust, the Company and each Subsidiary are in compliance with such Permits, except where such failure to comply with such Permits would not, either individually or in the aggregate, have a Material Adverse Effect. No event has occurred that allows, or after notice or lapse of time, or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permits.

               (xix) Neither the Company nor any Subsidiary is in violation of any foreign, Federal, state or local law relating to discrimination in the hiring, promotion or pay of employees for any applicable foreign, Federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder ("ERISA") or similar foreign laws, the violation of which in each case or in the aggregate would result in a Material Adverse Effect. No "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) which in each case or in the aggregate would result in a Material Adverse Effect. The Company has not incurred any material liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended.

               (xx) None of the Trust, the Company or any Subsidiary is, or intends to conduct its business in a manner in which it would become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (xxi) Except as otherwise set forth in the Registration Statement and the Prospectus, the Company and each Subsidiary has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions (except liens for taxes not yet due and payable) to all property and assets described in the Registration Statement as being owned by it, except for such liens, claims, encumbrances and restrictions as would not have a Material Adverse Effect. All leases to which the Company or any Subsidiary is a party are subsisting, valid and binding obligation of the Company or such Subsidiary and no default of the Company or the Subsidiary or, to the best knowledge of the Offerors, any other person has occurred or is continuing thereunder that might result in a Material Adverse Effect. The Company and each Subsidiary enjoys peaceful and undisturbed possession under all such leases to which the Company or the Subsidiary is a party as lessee with such exceptions as do not materially interfere with the use made thereof by the Company or the Subsidiary.

               (xxii) The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is reasonable and prudent for the business in which it is engaged.

               (xxiii) No labor dispute with the employees of the Company or any Subsidiary exists, or to the best knowledge of the Offerors, is imminent, that could result in a Material Adverse Effect. The Company does not know of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries' principle suppliers, customers, manufacturers or contractors that could reasonably be expected to result in a Material Adverse Effect.

               (xxiv) Deloitte & Touche, LLP, the accounting firm that has audited the required annual financial statements and supporting schedules filed or to be filed with the Commission as part of the Registration Statement and the Prospectus, is an independent public accounting firm with respect to the Trust and the Company as required by the Act.

               (xxv) The consolidated financial statements of the Company, together with related notes and schedules of the Company included in the Registration Statement and the Prospectus, are accurate and present fairly the financial position, results of operations and cash flows of the Company as consolidated with its Subsidiaries at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made; any unaudited financial statements have been prepared on a basis substantially consistent with that of the audited operating financial statements included in the Registration Statement and the Prospectus. The summary and selected financial and operating data included in the Registration Statement and the Prospectus presents fairly the information shown therein and have been prepared on a basis consistent with the audited and any unaudited financial statements, as the case may be, included therein. The pro forma information included in the Registration Statement and the Prospectus present fairly the information shown therein, has been prepared in accordance with GAAP and the Commission's rules and guidelines with respect to pro forma financial statements and other pro forma information, has been properly prepared on the pro forma basis described therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate under the circumstances.

               (xxvi) No holder of any security of the Company has any right to require inclusion of any such security in the Registration Statement or, to the extent such rights exist, (a) such rights have been waived or (b) the securities as to which such rights exist are currently subject to an effective registration statement under the Act. There are no preemptive rights with respect to the offering being made by the Prospectus or the offer or sale of the Common Securities to the Company.

               (xxvii) The Trust, the Company and each Subsidiary has filed or caused to be filed, or has properly filed extensions for, all foreign, federal, state and local income, value added and franchise tax returns and has paid all taxes and assessments shown thereon as due, except for such taxes and assessments as are disclosed or adequately reserved against and that are being contested in good faith by appropriate proceedings, promptly instituted and diligently conducted. All material tax liabilities are adequately provided for on the books of the Company and each Subsidiary, and there is no material tax deficiency that has been or might be asserted against the Trust, the Company or any Subsidiary that is not so provided for. During the time the Company had elected to be treated as an "S" Corporation under the Internal Revenue Code of 1986, as amended (the "Code"), and any applicable state law, the Company's election of such status was validly made, and at all times until April --, 1996 the Company qualified continuously for treatment as an "S" Corporation under the Code.

               (xxviii) The Company and each Subsidiary owns or possesses, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Patents and Proprietary Rights") currently employed by it in connection with the business it now operates except where the failure to so own, possess or acquire such Patents and Proprietary Rights would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice and the Offerors are not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Patent or Proprietary Rights that, if the subject of any unfavorable decision, ruling or finding, singly or in the aggregate, could result in a Material Adverse Effect.

               (xxix) Each of the Trust, the Company and each Subsidiary has conducted, is conducting and intends to conduct its business so as to comply in all material respects with applicable federal, state, local and foreign government Laws, except where the failure to comply would not have a Material Adverse Effect. Neither the Trust, the Company nor any Subsidiary is charged with or, to the Offerors' knowledge, under investigation with respect to, any material violation of any such Laws.

               (xxx) None of the Trust, the Company or any Subsidiary has taken or will take, directly or indirectly, any action designed to or which has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Trust or the Company to facilitate the sale or resale of the Shares.

               (xxxi) None of the Trust, the Company, any Subsidiary or, to the best knowledge of the Offerors, any employee or agent of the Trust, the Company or any Subsidiary has made any payment of funds of the Trust, the Company or the Subsidiary or received or retained any funds in violation of any law, Rule or regulation (including, without limitation, the Foreign Corrupt Practices Act) or of a character required to be disclosed in the Prospectus. Neither the Trust, the Company nor any Subsidiary has, at any time during the past five years,
(1) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (2) made any unlawful payment to state, federal or foreign government officer or officers, or other person charged with similar public or quasi-public duty.

               (xxxii) No transaction has occurred between or among the Trust, the Company or any Subsidiary and any of the Trust's, the Company's or such Subsidiary's officers, directors or trustees or any affiliate or affiliates of any such officer, director or trustee that is required to be described in and is not described in the Registration Statement and the Prospectus. There is no material contract, document, agreement, transaction or relationship of a character required by the Act to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

               (xxxiii) Other than as provided to the Underwriters under this Agreement, none of the Trust, the Company or any Subsidiary has incurred any liability for finder's or broker's fees or agent's commissions in connection with the execution and delivery of this Agreement, the offer and sale of the Shares or the transactions hereby contemplated.

               (xxxiv) The Trust, the Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for inventory is compared with the existing inventory at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxxv) The Company has been subject to the requirements of
Section 12 or 15(d) of the Exchange Act and has filed in a timely manner all reports and other material required to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act since April --, 1996 and, if the Company has used Rule 12b-25(b) under the Exchange Act with respect to a report or a portion of any such report, that report or portion thereof has actually been filed within the time period prescribed by that rule. All such reports and other materials filed pursuant to the Exchange Act were, at the time of their filing, complete and accurate in all material respects.

               (xxxvi) The Company has not, since the end of its fiscal year ended June 30, 1998 (for which audited financial statements of the Company were included in the 1998 Form 10-K, a report filed pursuant to Section 13(a) or 15(d) of the Exchange Act) defaulted on any (a) installment or installments of indebtedness for borrowed money or (b) rental on one or more long term leases, which defaults in the aggregate are material to the financial position of the Company.

               (xxxvii) The Offerors confirm as of the date hereof that the Trust, the Company and each Subsidiary is in compliance with all provisions of
Section 1 of Florida Statutes, Section 517.075, An Act Relating to Disclosure of Doing Business with Cuba. The Offerors further agree that if they or any Subsidiary commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, the Trust and the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

               (xxxviii) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on any such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary.

          (b) Any certificate signed by any trustee of the Trust or officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty made by the Trust or Company, as the case may be, to each Underwriter as to the matters covered thereby and shall be deemed incorporated herein in its entirety and shall be effective as if such representation and warranty were made herein.

     7. Indemnification.

          (a) The Offerors agree, jointly and severally, to indemnify and hold harmless each of the Underwriters and each person, if any, who controls each of the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively the Underwriters and each such person are sometimes referred to in this Section 7 as the "indemnified parties") from and against any and all losses, claims, damages, liabilities and judgments caused by, arising out of, related to or based upon: (i) any inaccuracy of any representation or warranty by the Offerors contained in Section 6 hereof;
(ii) any failure of the Offerors to perform their respective obligations hereunder or under law; or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (as amended or supplemented if the Offerors shall have furnished any amendments or supplements thereto), including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable, or the Prospectus or any Preliminary Prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter or any employee of such Underwriter) on account of any such loss, liability, claim, damage or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been sent to such person within the time required by the Act and the Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, as amended or supplemented, provided that the Offerors had delivered the Prospectus, as amended or supplemented, to the several Underwriters on a timely basis to permit such delivery or sending; and provided further, that the Offerors shall not be liable in any such case to the extent that such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission made or omitted in reliance upon, and in conformity with, Underwriters' Information.

          (b) In case any action shall be brought against any of the indemnified parties, based upon any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto, or otherwise, and with respect to which indemnity may be sought against the Offerors, such indemnified parties shall promptly notify the Offerors in writing (but the failure so to notify shall not relieve the Offerors of any liability that it may otherwise have to such indemnified parties under this Section 7, although the Offerors' liability to an indemnified party may be reduced on a monetary basis to the extent, but only to the extent, it has been prejudiced by such failure on the part of such indemnified party), and the Offerors shall promptly assume the defense thereof, including the employment of counsel satisfactory to such indemnified party and payment of all fees and expenses. The indemnified parties shall each have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified parties unless (i) the employment of such counsel shall have been specifically authorized by the Offerors, (ii) the Offerors shall have failed to assume promptly the defense, or
(iii) the named parties to any such action (including any impleaded parties) include both the indemnified parties and the Offerors, and an indemnified party shall have been advised by counsel that there may be a conflict of interest between the indemnified parties, on the one hand, and the Offerors, on the other hand, (in which case the Offerors shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the Offerors shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the indemnified parties, which firm shall be designated in writing by EVEREN Securities, Inc., and that all such fees and expenses shall be reimbursed promptly as they are incurred). The Offerors shall not be liable for any settlement of any such action effected without their written consent, which consent shall not be unreasonably withheld, but if settled with the written consent of the Offerors, the Offerors agree to indemnify and hold harmless the indemnified parties from and against any and all loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Offerors to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the Offerors agree that they shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 10 business days after delivery by registered or certified mail to the proper address for notice to the Offerors of the aforesaid request (whether or not such delivery is accepted) and (ii) the Offerors shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. The Offerors shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional and complete release in writing of such indemnified party from any and all liability on claims that are the subject matter of such proceeding, which settlement shall be in form and substance reasonably satisfactory to the indemnified party. The indemnification provided in this Section 7 will be in addition to any liability which the Offerors may otherwise have.

          (c) The Underwriters agree, severally and not jointly, to indemnify and hold harmless each of the Offerors, its directors, officers or trustees who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the indemnity provided in Section 7(a)(iii) above from the Offerors to the Underwriters, but only with reference to information stated in or omitted from the Registration Statement, the Prospectus or any Preliminary Prospectus in reliance upon, and in conformity with, the Underwriters' Information. In case any action shall be brought against the Offerors, any of the Offerors' directors, any such officers or any person controlling the Offerors based on the Registration Statement, the Prospectus or any Preliminary Prospectus and in respect of which indemnity may be sought against the Underwriters, the Underwriters shall have the rights and duties given to the Offerors by Section 7(b) hereof (except that if the Offerors shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Offerors, their directors, any such officers and any person controlling the Officers shall have the rights and duties given to the "indemnified parties" by Section 7(b) hereof.

          (d) The Company agrees to indemnify and hold harmless the Trust, its directors, officers or trustees who sign the Registration Statement and any person controlling the Trust within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, to the same extent as the indemnity provided in
Section 7(a) above from the Offerors to the Underwriters.

          (e) If the indemnification provided for in this Section 7 is for any reason unavailable to an indemnified party or insufficient to hold such indemnified party harmless in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering and sale of the Shares (before deducting expenses) received by the Offerors on the one hand, and the total underwriting discounts and commissions received by the Underwriters on the other, bears to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Offerors and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or the alleged omission to state a material fact relates to information supplied by the Offerors or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount of Underwriting Commission received by such Underwriter in connection with the Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligation in this
Section 7(e) to contribute are several in proportion to the respective amount of Shares purchased hereunder by each Underwriter and not joint.

     8. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Shares on the Closing Date and the Additional Shares on any Option Closing Date are subject to the fulfillment of each of the following conditions on or prior to the Closing Date and each Option Closing Date:

          (a) All the representations and warranties of the Offerors contained in this Agreement and in any certificate delivered hereunder shall be true and correct on the Closing Date and each Option Closing Date with the same force and effect as if made on and as of the Closing Date or Option Closing Date, as applicable. The Offerors shall not have failed at or prior to the Closing Date or Option Closing Date, as applicable, to perform or comply in all material respects with any of the agreements herein contained and required to be performed or complied with by the Offerors at or prior to the Closing Date or the Option Closing Date, as applicable.

          (b) If the Registration Statement is not effective at the time of the execution and delivery of this Agreement, the Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall have become effective) not later than 9:30 A.M., New York City time, on the date of this Agreement or such later time as the Representatives may approve in writing or, if the Registration Statement has been declared effective prior to the execution and delivery hereof in reliance on Rule 430A, the Prospectus shall have been filed as required by the Act, if necessary; and at the Closing Date and each applicable Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the best knowledge of the Underwriters or the Offerors, threatened by the Commission; every request for additional information on the part of the Commission shall have been complied with to the Underwriters' satisfaction; no stop order suspending the sale of the Shares in any jurisdiction referred to in
Section 5(h) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or, to the best knowledge of the Underwriters or the Offerors, threatened.

          (c) The Shares shall have been qualified for sale (or an exemption from such qualification shall have been secured) under the Blue Sky laws of such states as shall have been specified by the Representatives.

          (d) The legality and sufficiency of the authorization, issuance and sale or transfer and sale of the Shares hereunder, the validity and form of the certificates representing the Shares, the execution and delivery of this Agreement and all corporate proceedings and other legal matters incident thereto, and the form of the Registration Statement and the Prospectus (except financial statements) shall have been approved by counsel for the Underwriters exercising reasonable judgment, and no Underwriter shall have advised the Offerors that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of material fact, or omits to state a fact that in the Representatives' opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any material change, or any development involving a prospective material change, in or affecting particularly the business or properties of the Trust, the Company or any Subsidiary, whether or not arising in the ordinary course of business, that, in the reasonable judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or purchase of the Shares as contemplated hereby, or (ii) any event described in clauses (ii)-(vii) of the second paragraph of Section 9 hereof.

          (f) The Underwriters shall have received an opinion (satisfactory to them and their counsel) dated the Closing Date or the Option Closing Date, as the case may be, of Richards, Layton & Finger, P.A., special counsel for the Offerers, in form and substance satisfactory to the Representatives and attached hereto as Exhibit B-1; the Underwriters shall have received an opinion (satisfactory to them and their counsel) dated the Closing Date or the Option Closing Date, as the case may be, of Richards, Layton & Finger, P.A., special counsel for the Property Trustee, the Indenture Trustee and the Guarantee Trustee, in form and substance satisfactory to the Representatives and attached hereto as Exhibit B-2.

          (g) The Underwriters shall have received an opinion (satisfactory to them and their counsel) dated the Closing Date or the Option Closing Date, as the case may be, of Stoel Rives LLP, counsel for the Company, in form and substance satisfactory to the Representatives and attached hereto as Exhibit B-3.

          (h) The Underwriters shall have received an opinion (satisfactory to the Underwriters and their counsel) dated the Closing Date or the Option Closing Date, as the case may be, of Greene & Markley, counsel for the Company, in form and substance satisfactory to the Representatives and attached hereto as Exhibit B-4.

          (i) The Underwriters shall have received an opinion of Irell & Manella LLP, counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Representatives and attached hereto as Exhibit B-5.

          (j) The Underwriters shall have received, in connection with the execution of this Agreement and on the Closing Date and each Option Closing Date, a "cold comfort" letter from Deloitte & Touche, LLP, dated as of each such date in form and substance satisfactory to the Representatives with respect to the financial statements and certain financial information and data contained in the Registration Statement and the Prospectus [SEPARATE COMFORT FROM MALAYSIAN ACCOUNTANTS].

(k) The Underwriters shall have received from the Company a certificate, signed by Matthew J. Bergeron and William J. Thale in their capacities as the President and Chief Operating Officer of the Company and Vice President and CFO of the Company, respectively, addressed to the Underwriters and dated the Closing Date or Option Closing Date, as applicable, to the effect that:

               (i) such officer does not know of any Proceedings instituted, threatened or contemplated against the Company or any Subsidiary of a character required to be disclosed in the Prospectus that are not so disclosed; such officer does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed;

               (ii) such officer has carefully examined the Registration Statement and the Prospectus and all amendments or supplements thereto and, in such officer's opinion, such Registration Statement or such amendment as of its effective date and as of the Closing Date, and the Prospectus or such supplement as of its date and as of the Closing Date, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in such officer's opinion, since the effective date of the Registration Statement, no event has occurred or information become known that should have been set forth in an amendment to the Registration Statement or a supplement to the Prospectus which has not been so set forth in such amendment or supplement;

               (iii) the representations and warranties of the Company set forth in Section 6 of this Agreement are true and correct as of the date of this Agreement and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date or the Option Closing Date, as the case may be; and

               (iv) the Commission has not issued an order preventing or suspending the use of the Prospectus or any preliminary prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and, to the best knowledge of the respective officers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

The delivery of the certificate provided for in this subparagraph shall be and constitute a representation and warranty of the Company as to the facts set forth in said certificate.

          (l) The Underwriters shall have received from the Trust a certificate, signed by each of the Administrative Trustees, addressed to the Underwriters and dated the Closing Date or Option Closing Date, as applicable, to the effect that:

               (i) such trustee does not know of any Proceedings instituted, threatened or contemplated against the Trust of a character required to be disclosed in the Prospectus that are not so disclosed; such trustee does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed;

               (ii) such trustee has carefully examined the Registration Statement and the Prospectus and all amendments or supplements thereto and, in such trustee's opinion, such Registration Statement or such amendment as of its effective date and as of the Closing Date, and the Prospectus or such supplement as of its date and as of the Closing Date, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in such trustee's opinion, since the effective date of the Registration Statement, no event has occurred or information become known that should have been set forth in an amendment to the Registration Statement or a supplement to the Prospectus which has not been so set forth in such amendment or supplement;

               (iii) the representations and warranties of the Trust set forth in Section 6 of this Agreement are true and correct as of the date of this Agreement and as of the Closing Date or the Option Closing Date, as the case may be, and the Trust has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date or the Option Closing Date, as the case may be; and

               (iv) the Commission has not issued an order preventing or suspending the use of the Prospectus or any preliminary prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and, to the best knowledge of the respective trustees, no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

The delivery of the certificate provided for in this subparagraph shall be and constitute a representation and warranty of the Offerors as to the facts set forth in said certificate.

          (l) The Underwriters and Irell & Manella LLP, counsel for the Underwriters, shall have received on or before the Closing Date or the Option Closing Date, as the case may be, such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Offerors as the Underwriters and they shall have reasonably requested from the Offerors.

     9. Effective Date of Agreement, Termination and Defaults. This Agreement shall become effective upon, and shall not be deemed delivered until, the later of (i) execution of this Agreement by or on behalf of all parties hereto, and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

     This Agreement may be terminated at any time prior to the Closing Date and any exercise of the option to purchase Additional Shares may be canceled at any time prior to any Option Closing Date by the Underwriters by written notice to the Offerors if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Trust or the Company or the earnings, assets, liabilities, affairs, prospects, management or business of the Trust or the Company, whether or not arising in the ordinary course of business, that would, in the Representatives' sole judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States that, in the Representatives' judgment, is material and adverse and would, in the Representatives' judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, Inc., the American Stock Exchange, Inc., the Nasdaq SmallCap Market or the Nasdaq Stock Market or limitation on prices for securities on either such exchange, the Nasdaq SmallCap Market or the Nasdaq Stock Market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, Rule or order of any court or other governmental authority that in the Representatives' opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Trust or the Company, (v) the declaration of a banking moratorium by either federal or Oregon, California, Illinois or New York state authorities, (vi) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in the Representatives' opinion has a material adverse effect on the financial markets in the United States, (vii) there shall be any change in financial markets or in political, economic or financial conditions which, in the opinion of the Representatives, either renders it impracticable or inadvisable to proceed with the offering and sale of the Shares on the terms set forth in the Prospectus or materially adversely affects the market for the Shares, (viii) a "Tax Event" or "Investment Company Event" (as defined in the Prospectus), or (ix) any conditions to the Underwriters' obligations under this Agreement shall not have been fulfilled when and as required by this Agreement.

     If on the Closing Date or on any Option Closing Date, as the case may be, any of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it has agreed to purchase hereunder on such date, and the aggregate number of Firm Shares or Additional Shares, as the case may be, that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed, in the aggregate, 10% of the total number of Shares that all Underwriters are obligated to purchase on such date, each non-defaulting Underwriter shall be obligated, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the total number of Firm Shares or Additional Shares, as the case may be, that all the non-defaulting

Underwriters have agreed to purchase, or in such other proportion as the non-defaulting Underwriters may specify, to purchase the Firm Shares or Additional Shares, as the case may be, that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or on the Option Closing Date, as the case may be, any of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, in an amount that exceeds, in the aggregate, 10% of the total number of the Shares, and arrangements satisfactory to the non-defaulting Underwriters and the Offerors for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters and the Offerors, except as otherwise provided in this Section 9. In any such case that does not result in termination of this Agreement, either the Representatives or the Company may postpone the Closing Date or the Option Closing Date, as the case may be, for not longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

     The indemnity and contribution provisions and other agreements, representations and warranties of the Offerors and the Offerors' officers, directors and trustees set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Underwriters or by or on behalf of the Offerors or the officers or directors of the Offerors or any controlling person of the Offerors, (ii) acceptance of the Shares and payment therefor hereunder or (iii) termination of this Agreement. Notwithstanding any termination of this Agreement, the Offerors shall be liable for and shall pay all expenses they have agreed to pay pursuant to Section 5(l).

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of, and shall be binding upon, the Offerors, the Underwriters, any indemnified person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

     10. Effectiveness of Registration Statement. The Underwriters and the Offerors will use their best efforts to cause the Registration Statement to become effective, if it has not yet become effective, and to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

     11. Miscellaneous. All communications hereunder will be in writing and, if sent to the Underwriters will be mailed, delivered or telegraphed and confirmed to the Representatives c/o EVEREN Securities, Inc., 77 West Wacker Drive, Chicago, Illinois 60601-1994, Attention: Syndicate Department, with a copy to Irell & Manella LLP, 333 South Hope Street, Suite 3300, Los Angeles, California 90071-1560, Attention: Eric A. Webber, Esq.; and if sent to the Offerors will be mailed, delivered or telegraphed and confirmed to the Offerors at the Company's corporate headquarters with a copy to Stoel Rives LLP, 900 SW Fifth Avenue, Suite 2300, Portland, Oregon 97204-1260,
Attention: Robert J. Moorman, Esq. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement among the Offerors and the several Underwriters, including the Representatives.

                                       Very truly yours,

                                       PRAEGITZER INDUSTRIES, INC.



                                       By: MATTHEW J. BERGERON
                                           ------------------------------------
                                           Matthew J. Bergeron
                                           President and Chief Operating Officer


                                       And

                                       PRAEGITZER INDUSTRIES TRUST I



                                       By: MATTHEW J. BERGERON
                                           -------------------------------------
                                           Matthew J. Bergeron
                                           Administrative Trustee

     The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

EVEREN SECURITIES, INC.
ADVEST, INC.
BLACK & COMPANY

Acting as Representatives of the several Underwriters named in Schedule I.

By: EVEREN Securities, Inc.



By:------------------------------
   David Enzer
   Senior Managing Director

                                    Exhibit A
                                    ---------

                                  Subsidiaries



Name of Subsidiary                             Jurisdiction of Incorporation
------------------                             -----------------------------

                                   Exhibit B-1
                                   -----------

                   Opinion of Richards, Layton & Finger, P.A.,
                     as counsel to the Company and the Trust

                                   Exhibit B-2
                                   -----------


                   Opinion of Richards, Layton & Finger, P.A.,
            as counsel to the Property Trustee, the Indenture Trustee
                            and the Guarantee Trustee

                                   Exhibit B-3
                                   -----------


                           Opinion of Stoel Rives LLP,
                            as counsel to the Company

                                   Exhibit B-4
                                   -----------


                          Opinion of Greene & Markley,
                            as counsel to the Company

                                   Exhibit B-5
                                   -----------

                         Opinion of Irell & Manella LLP,
                            as Underwriters' Counsel

                                   Schedule I
                                   ----------


                                                              Number of Firm
Underwriter                                               Shares to be Purchased
-----------                                               ----------------------

EVEREN Securities, Inc...........................                [         ]

Advest, Inc......................................                [         ]

Black & Company..................................                [         ]

TOTAL............................................                 4,000,000
                                                                  =========